SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act 1934

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                ________________________________________________
                             Galaxy Investments, Inc.
                ________________________________________________
                (Name of Registrant as Specified in Its Charter)

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                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on July 6, 2001

                           Galaxy Investments, Inc.
                       Suite 604-750 West Pender Street
                 Vancouver, British Columbia, Canada V6C 2T7

June 19, 2001

To Our Shareholders:

On behalf of the Board of Directors, we are pleased to invite you to attend the Galaxy Investments, Inc.'s Annual Meeting of Shareholders (the "Meeting"). The Meeting will be held at Suite 604-750 West Pender Street, Vancouver, British Columbia, Canada, on Friday, July 6, 2001 at 2:00 p.m., PST for the following purposes:

1. To elect the Board of Directors for the following year; and

2. To ratify the retention of Andersen Andersen & Strong L.C. as the Company's independent auditor for the fiscal year 2001; and

3. To give authority to the Board of Directors and Officers of the Company to seek and acquire additional properties, technologies and/or companies through the issuance of its Common Stock, cash purchase or a combination of both, through merger, reverse takeover or acquisition; and

4. To give authority to the Board of Directors and Officers of the Company to seek additional capital by obligating the Company to debt positions or the issuance of equity in the Company and/or a combination of both; and

5. The ratification of such other business as may properly come before the meeting or any adjournment thereof.

All shareholders are invited to attend the meeting, although only shareholders of record at the close of business on June 11, 2001 will be entitled to vote.

THOSE WHO CANNOT ATTEND THE ANNUAL MEETING OF THE SHAREHOLDERS ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED SELF ADDRESSED STAMPED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. ANY SHAREHOLDER ATTENDING THE ANNUAL MEETING AND HAD SUBMITTED A PROXY, HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors


Gregory C. Burnett,
Director/President

Vancouver, British Columbia, Canada

               OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

Only shareholders of record at the close of business on June 11, 2001 will be entitled to vote at the Annual Meeting. On the record date, June 11, 2001, the Company had outstanding 9,002,000 shares of its $.001 par value Common Stock. Each issued Common Share entitles its record owner to one vote on each matter to be voted upon at the meeting. There are no cumulative voting rights. The presence, in person or by proxy, of 4,591,020 shares will constitute a quorum.

                          FORWARD LOOKING STATEMENTS

Galaxy Investments, Inc. (the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made, or that are otherwise made by or on behalf of the Company. For this purpose, any statement contained herein that are not statements of historical fact, may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative other variations therefor comparable terminology, are intended to identify forward-looking statements.

                           DESCRIPTION OF BUSINESS
Business
--------

(a)	Business Development
        ---------------------

Galaxy Investments, Inc. (the "Company") was organized as a Colorado Corporation on December 17, 1999, to explore for and, if possible, develop mineral properties primarily in the Province of British Columbia, Canada, and other parts of Canada.

(b)	Business of the Company
        -----------------------
The Company was organized for the purpose of engaging in the acquisition, exploration and development of mineral properties, primarily in the Province of British Columbia, Canada. The Company currently has a working capital deficiency of approximately $2,611 at November 30, 2000. The Company intends to raise additional funds from public financing or private placements during the next twelve (12) month period in order to complete exploration and development on its properties, make option payments, and to generally meet its future corporate obligations. There can be no assurance that the Company will obtain such additional financing on a timely basis.

The Company has an option to acquire an interest in the property described herein, under the heading "Option Agreement". The Company intends to carry out exploration work on the mineral claim know as Treadwell #1, located in the Kamloops Mining division, in order to ascertain whether the Property possesses commercially developable quantities of gold and other precious minerals.

Option Agreement

By virtue of an Option Agreement dated July 15, 2000, the Company acquired an option to purchase mineral claims known as "Treadwell #1-Tenure #360262" located in the Kamloops Mining Division on Cannell Creek British Columbia. The claims have an expiration date of October 13, 2001. The claims have not been proven to have a commercially minable ore reserve.

The terms of the purchase to vest 100% in the claims includes total payments of $40,000, the issuance of 100,000 shares of the Company and by completing work commitments totaling $500,000 on the claims on the dates in the following schedule. The property is subject to a royalty of one percent of the net smelter returns with a right to acquire the rights to the royalty after the start of commercial production.

Purchase price;
	$ 2,500 cash and 2,000 common shares as initial payment 7,500 cash and 8,000 common shares by July 31, 2001 10,000 cash and 40,000 common shares by July 31, 2002 20,000 cash and 50,000 common shares by July 31, 2003
Work commitments;
	$ 25,000 in work by July 31, 2001
	50,000 in work by July 31, 2002
	100,000 in work by July 31, 2003
	150,000 in work by July 31, 2004
	175,000 in work by July 21, 2005

A cumulative total of $500,000, in addition to the cash and shares to be issued pursuant to Section 3.1.1 of the Option Agreement will vest the Company a 100% interest in the property. Any amount spent by the Company in any year in excess of the minimum amount shall be applied as a credit on account of the minimum amount to be spent in the future.

Prior to acquiring its 100% interest in the Property, the Company shall have the right to terminate this Agreement by giving written notice to Richard Simpson ("Simpson"), the Optioner of the mineral claims, of such termination in which event this agreement shall terminate and the Company shall be under no further obligation or liability to Simpson except to transfer its interest in the Property to Simpson. If the Company terminates this agreement, sufficient assessment work will have been recorded against the Property in order that it will be in good standing under the British Columbia Mining Act for not less than 3 years following the date of termination.

If the Company defaults in its cash or share payments or work commitments stipulated in Sections 3.1.1 and 4.1 of the Options Agreement, subject to force majeure, and such default has not been remedied within sixty (60) days after receipt of written notice of default from Simpson, or if it elects to terminate the option, it will retransfer the Property to Simpson free and clear of any liens, charges, hypothecs, encumbrances and royalties, within five (5) business days of termination of this agreement.

Company's Plan of Operation

The Company intends to raise funds from public financings during the next twelve
(12) month period, in order to proceed with the necessary exploration on the Property.

Exploration and Development Expenditures

As of the date of February 28, 2001, the Company has not expended any capital towards the exploration and development of any mineral properties.

Employees

The Company has no paid or full-time employees. The Company conducts its business through agreements with consultants and arms-length third parties. None of the directors or officers are paid a salary for acting as a director or officer. The Company may, however, pay fees to directors and officers for work provided on a consulting fee basis. The Company estimates that each director devotes six (6) hours of their time per month to the affairs of the Company.

Patents and Trademarks

The Company does not own, either legally or beneficially, any patent or trademark.

Reports to security holders

The Company will send an annual report, together with audited Financial Statements of the Company to security holders.

Any member of the public may read and copy any materials the Company files with the Securities and Exchange Commission at the Securities and Exchange Commission's Public Reference Room at Fifth Street, NW, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Securities and Exchange Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

                      MANAGEMENT DISCUSSION AND ANALYSIS
               OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The Company is in the business of acquiring and exploring mineral properties and does not have a source of revenue at this time.

(a)	Plan of Operation.

As of the financial period ended November 30, 2000, the Company incurred a net loss of $11,613 and as at that date, the Company's current liabilities exceeded its current assets by $2,611.

For the next 12 months, management of the Company plans to satisfy its cash requirements by raising additional funds by way of private placements and/or a public offering, to satisfy working capital needs.

The Company does not expect any significant changes in the number of its employees within the next 12 months.

(b)	Management Discussion and Analysis of Financial Condition and Results of
        Operations.

Period from December 17, 1999, to November 30, 2000.

From the date of the incorporation of December 17, 1999, to November 30, 2000, the Company raised $9,002 through the issuance of 9,002,000 common shares, as follows: from February 2000 to June 2000, the Company issued 9,000,000 shares of its $.001 par value common stock, at a price of $.001 per share, by virtue of
Section 4(2) of the Securities Act of 1933, as amended.

On October 11, 2000, the Company issued 2,000 shares of its $.001 par value common stock as payment for mineral claims for a total value of $2 representing $.001 per share.

Administrative and property exploration and maintenance costs were $11,613.

                                  PROPERTIES

The Company has an option to acquire a 100% interest in the Property, as described herein under the section of the "Option Agreement".

The Company does not own or lease any property other than:

1. Its option to acquire an interest in the Simpson Property; and

2. The renting or leasing of office space for the Company's corporate headquarters in Vancouver, B.C., Canada. The Company presently leases its office space for CDN$500.00 per month.

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the date hereof, based on information obtained from the persons named below, with respect to the beneficial ownership of the Common Stock by (i) each person who is known to the Company to be the beneficial owner of more than 5 percent of the Company's Common Stock, and (ii) each Director and Officer, and (iii) all Directors and Officers of the Company, as a group:

                 Name and Address of        Amount of Beneficial    Percentage
Title of Class    Beneficial Owner              Ownership (1)        of Class


Common Stock      Terry Amisano                 1,000,000             11.11%
                  7490 Aubrey St.
                  Burnaby, B.C. V5K 1A6

Common Stock      Kevin Hanson                  1,000,000             11.11%
                  3345 Huntleigh Crt.
                  North Vancouver,
                  B.C. V7H 1C9

Common Stock      Greg Burnett                  1,000,000             11.11%
                  903-456 Moberly Road
                  Vancouver, B.C.  V5Z 4L7

[1] Unless otherwise indicated, this column reflects amounts as to which the beneficial owner has sole voting power and sole investment power.

[2]   No security holder listed above owns any warrants, options or rights.

                   DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS
                             AND CONTROL PERSONS

The following information sets forth the names of the directors, executive officers, promoters control persons of the Company, their present positions with the Company, and their biographical information.

Name                            Age               Office

Gregory C. Burnett*             39               President/CEO/Director
Terry M. Amisano*               45               Secretary-Treasurer/Director
Kevin R. Hanson*                44               Director

* These persons may be deemed "promoters" of the Company as that term is defined under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Executive Officers and Directors

Gregory C. Burnett. Mr. Burnett has been the President, CEO and Director of the Company from inception to the present. Mr. Burnett is the President of Carob Management Ltd., a private management consulting company. Mr. Burnett is also President of Orko Gold Corporation, a junior gold exploration company listed on the Canadian Venture Exchange. In addition, Mr. Burnett serves on the board of and as a consultant to the following public companies: Pender Capital Corporation, Ocean Ventures Inc., Starfire Technologies International Inc., Commercial Consolidators Corp and Camflo Resources Ltd., all listed on the Canadian Venture Exchange and East Asia Gold Corporation which is listed on CDN. Mr. Burnett obtained a Master of Business Administration Degree in 1986, and a Bachelor of Applied Sciences Degree in Civil Engineering in 1984 from the University of British Columbia.

Terry M. Amisano. Mr. Amisano has been the Secretary/Treasurer and Director of the Company from inception to the present. Mr. Amisano has been a Chartered Accountant since 1985 and co-founded Amisano Hanson, Chartered Accountants in 1991. Mr. Amisano is presently a Director of Commercial Consolidators Corp, which is listed on the Canadian Venture Exchange. From 1987 to 1990, Mr. Amisano was a sole proprietor in a public accounting practice. From 1984 to 1986, Mr. Amisano was the Controller for M.E. Pritchard Associates Ltd., a privately owned company. Mr. Amisano served as an auditor from the Revenue Canada Taxation in 1983. Mr. Amisano also served as a director of Pender Capital Corp., an Alberta Stock Exchange listed company, from 1993 to 1995.

Kevin R. Hanson. Mr. Hanson has been a Director of the Company from inception to the present. Mr. Hanson has been a Chartered Accountant since 1983 and co-founded Amisano Hanson, Chartered Accountants in 1991. From 1987 to 1990, Mr. Hanson served as the Controller of several resource companies listed on various stock exchanges, including, Vancouver, Toronto, and NASDAQ. In addition, during this period Mr. Hanson served as Controller of Clark Consulting Services Inc., a management company which provided management services to the aforementioned resources companies. From 1980 to 1987, Mr. Hanson was employed with the accounting firm of Wolrige Mahon & Co., Vancouver, B.C., as an Audit Supervisor.

Promoters

The Company does not have any promoters other than the directors or officers of the Company.

Control Persons

Other than the directors or officers of the Company, which are considered control persons of the Company, there are no persons holding greater than 20% of the issued and outstanding shares of the Company.

                            EXECUTIVE COMPENSATION

The Company as of the fiscal year ended November 30, 2000, did not compensate any of its Officers or Directors for their services. However, the Company may, during the course of the current year, decide to compensate its Officers for their services and to compensate its Directors for serving on the Company's Board of Directors.

                CERTAIN RELATIONSHIPS AND RELATED TANSACTIONS

None of the Directors or Officers of the Company, nor any proposed nominee for election as a Director of the Company, nor any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to all outstanding shares of the Company, nor any promoter of the Company, nor any relative or spouse of any of the foregoing persons has any material interest, direct or indirect, in any transaction since the date of the Company's incorporation or in any presently proposed transaction which, in either case, has or will materially affect the Company. The Company has not entered into transactions with any member of the immediate families of the foregoing persons, nor is any such transaction proposed.

ITEM 8.  DESCRIPTION OF SECURITIES

Common Stock
------------

The authorized capital of the Company is One Hundred Million (100,000,000) common shares of the par value of $0.001 per share. There are currently 9,002,000 common shares issued and outstanding.

Each shareholder of record shall have one vote for each share of common stock standing in his or her name on the books of the corporation and entitled to vote, except that in the election of directors he or she shall have the right to vote such number of shares for as many persons as there are directors to be elected. Cumulative voting shall not be allowed in the election of directors or for any other purpose.

No shareholder of the corporation shall have any preemptive or similar right to acquire any additional unissued or treasure shares of stock, or for other securities of any class, or for right, warrants, options to purchase stock or for scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges.

The Board of Directors may, from time to time, distribute to the shareholders in partial liquidation, out of stated capital or capital surplus of the corporation, a portion of its assets, in cash or property, subject to the limitations contained in the statutes of Colorado.

Preferred Stock
---------------

The Company is authorized to issue 25,000,000 shares of Preferred Stock, no par value, of which no shares have been issued or are outstanding or subscribed for as of the date of this Registration Statement.

In general, any of the Company's Preferred Stock may be issued in series from time to time with such designation, rights, preferences and limitations as the Board of Directors of the Company may determine by resolution. The rights, preferences and limitations of separate series of Preferred Stock may differ with respect to such matters as may be determined by the Board of Directors. This is to include, without limitation, the rate of dividends, method and nature of payment of dividends, terms of redemption, amounts payable on liquidation, sinking fund provisions (if any), conversion rights (if any), and voting rights. The potential exists therefore, that additional preferred stock might be issued which would grant additional dividend preferences and liquidation preferences to preferred shareholders. Unless the nature of a particular transaction and applicable statutes require such approval, the Board of Directors has the
authority to issue these shares without shareholder approval.   The issuance of
Preferred Stock may have the effect of delaying or preventing change in control of the Company without any further action by shareholders.

Dividends
---------

The Company has never paid a cash dividend on its Common Stock nor does the Company anticipate paying cash dividends on its Common Stock in the near future. It is the present policy of the Company not to pay cash dividends on the Common Stock but to retain earnings, if any, to fund growth and expansion. Any payment of cash dividends of the Common Stock in the future will be dependent upon the Company's financial condition, results of operations, current and anticipated cash requirements, plans for expansion, as well as other factors the Board of Directors deems relevant.

Warrants
--------

The Company does not have any warrants to purchase securities of the Company outstanding.

Options
-------

The Company does not have any options to purchase securities of the Company outstanding. The Company may in the future establish an incentive stock option plan for its directors, officers, employees and consultants.

Transfer Agent
--------------

Nevada Agency and Trust Company, located at 50 West Liberty, Suite 880, Reno, Nevada 89501, is the transfer agent for the Company's Common Stock.

                              LEGAL PROCEEDINGS

There are no current or pending material legal proceedings to which the Company is or is likely to be a party or of which any of its property is or is likely to be the subject of.

               MARKET PRICE OF SECURITIES AND DIVIDENDS ON THE
            COMPANY'S COMMON EQUITY AND OTHER SHAREHOLDER MATTERS

There is no public trading market for the Company's Common Stock. As of June 2001, the Company submitted an application to the NASD to have its Common Stock traded on the OTC Bulletin Board. No assurance can be given that such application will be approved, and if approved, that an active trading market for the Common Stock will materialize or be maintained.

There are no outstanding options or warrants to purchase, or securities convertible into, shares of Common Stock.

As of the date hereof, there are 3,000,000 shares of Common stock that could be sold pursuant to Rule 144 under the Securities Act of 1933, as amended, and the Company has not agreed to register any shares of Common Stock under the Securities Act of 1933, as amended, for sale by security holders. None of the holders of the Company's common shares have any right to require the Company to register its common shares pursuant to the Securities Act of 1933.

Holders - As of the date of this registration statement, there were approximately thirty-six (36) holders of record of the Company's Common Stock.

Dividends - The Company has not declared any cash dividends since inception.

                CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

The Company has had no changes in or disagreements with its accountants since its inception on December 17, 1999.

                   RECENT SALES OF UNREGISTERED SECURITIES

From February of 2000 through October of 2000, the Company issued 9,002,000 shares of its $.001 par value Common Stock to thirty-six (36) individuals at an average price of $.001 per share. The sales were made to the Company's officers, directors and to a major extent, to family members of the Company's officers and directors in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

The By-laws of the Company provide the following provisions:

Third Party Actions. The corporation shall indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Derivative Actions. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability and in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Extent of Indemnification. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2 of this Article VI, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

Determination. Any indemnification under sections 1 and 2 of this Section (Article VI) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the officer, director and employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections 1 and 2 of this Article VI. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suitor proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the affirmative vote of the holders of a majority of the shares of stock entitled to vote and represented at a meeting called for such purpose.

Payment in Advance. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors as provided in Section 4 of this Article VI upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article VI.

Insurance. The Board of Directors may exercise the Corporation's power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability hereunder or otherwise.

Other coverage. The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors, the Colorado Corporation Code, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and personal representatives of such a person.

                          GALAXY  INVESTMENTS,  INC.

                        FINANCIAL STATEMENTS AND REPORT

                 OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                              NOVEMBER 30, 2000


ANDERSEN ANDERSEN & STRONG, L.C.                941 East 3300 South, Suite 202
Certified Public Accountants and                    Salt Lake City, Utah 84106
Business Consultants                                    Telephone 801 486-0096
Member SEC Practice Section of the AICPA                      Fax 801 486-0098

Board of Directors
Galaxy  Investments,  Inc.
Vancouver, B.C., Canada

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have audited the accompanying balance sheet of Galaxy Investments, Inc. (exploration stage company) at November 30, 2000, and the related statement of operations, stockholders' equity, and cash flows for the period December l7, 1999 (date of inception) to November 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall balance sheet presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Galaxy Investments, Inc. at November 30, 2000, and the results of operations, and cash flows for the period December 17, 1999 (date of inception) to November 30, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is in the exploration stage and will need additional working capital for its planned activity, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 5. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                               /s/ Andersen Andersen and Strong
Salt Lake City, Utah
February 16, 2001

                           GALAXY INVESTMENTS, INC.
                         (Exploration Stage Company)
                                BALANCE SHEET
                             November 30,  2000
_______________________________________________________________________________

ASSETS

CURRENT ASSETS

    Cash                                                        $  2,904
                                                                ________

    Total Current Assets                                           2,904
                                                                ________

OTHER ASSETS

    Option to purchase mineral claims - Note 3                       -
                                                                ________

                                                                $  2,904
                                                                ========
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

    Accounts payable - related parties                          $  4,500
    Accounts payable                                               1,015
                                                                ________

      Total Current Liabilities                                    5,515
                                                                ________

STOCKHOLDERS' EQUITY

    Preferred stock
      25,000,000 shares authorized at $0.001 par value;
      none outstanding                                               -
    Common stock
      100,000,000 shares authorized, at $0.001 par value;
      9,002,000 shares issued and outstanding                      9,002

    Capital in excess of par value                                   -

    Deficit accumulated during the development stage             (11,613)
                                                                ________

       Total Stockholders' Deficiency                            (2,611)
                                                                ________

                                                                $  2,904
                                                                ========

  The accompanying notes are an integral part of these financial statements.

                           GALAXY INVESTMENTS, INC.
                         (Exploration Stage Company)
                           STATEMENT OF OPERATIONS
             For the Period December 17, 1999 (date of inception)
                             to November 30, 2000


REVENUES                                                        $    -

EXPENSES                                                          11,613
                                                                ________
NET LOSS                                                        $(11,613)
                                                                ========

NET LOSS PER COMMON SHARE

    Basic                                                       $    -
                                                                ________

AVERAGE OUTSTANDING SHARES

    Basic                                                      9,002,000
                                                               _________


  The accompanying notes are an integral part of these financial statements.


                           GALAXY INVESTMENTS, INC.
                          (Exploration Stage Company)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
             For the Period December 17, 1999 (Date of Inception)
                             to November 30, 2000
_____________________________________________________________________________________________________

                                                                           Capital in
                                                       Common Stock        Excess of       Accumulated
                                                   Shares       Amount     Par Value         Deficit
                                                   ______      _______     __________      ___________

Balance December 17, 1999 (date of inception)         -        $     -      $     -          $     -

Issuance of common stock for cash at $0.001     9,000,000        9,000            -                -
   - February, March and June 2000

Issuance of common stock  as payment for
   mineral claims at $.001 - October 11, 2000       2,000            2            -                -

Net operating loss for the period
   December 17, 1999  to November  30, 2000           -            -              -          (11,613)
                                                _________      _______      ________       _________

Balance November 30, 2000                       9,002,000      $ 9,002      $     -        $ (11,613)
                                                =========      =======      ========       =========


  The accompanying notes are an integral part of these financial statements

                           GALAXY INVESTMENTS, INC.
                         (Exploration Stage Company)
                           STATEMENT OF CASH FLOWS
             For the Period December 17, 1999 (date of inception)
                             to November 30, 2000
______________________________________________________________________________

CASH FLOWS FROM
    OPERATING ACTIVITIES

    Net loss                                                    $(11,613)
    Adjustments to reconcile net loss to
       net cash provided by operating
       activities
         Changes in accounts payable                               5,515
         Issuance of common capital stock for expenses                 2
                                                                ________

    Net Cash Used in Operations                                   (6,096)
                                                                ________

CASH FLOWS FROM INVESTING ACTIVITIES                                 -
                                                                ________


CASH FLOWS FROM FINANCING ACTIVITIES

       Proceeds from issuance of common stock                      9,000
                                                                ________

    Net Increase  in Cash                                          2,904

    Cash at Beginning of Period                                      -
                                                                ________

    Cash at End of Period                                       $  2,904
                                                                ========


NON CASH FLOWS  FROM OPERATING ACTIVITIES

    Issuance of 2,000 common shares for mineral claims expense      $  2
                                                                    ____


  The accompanying notes are an integral part of these financial statements.

                           GALAXY INVESTMENTS, INC.
                         (Exploration Stage Company)
                        NOTES TO FINANCIAL STATEMENTS
______________________________________________________________________________


1.  ORGANIZATION

The Company was incorporated under the laws of the State of Colorado on December 17, 1999 with authorized common stock of 100,000,000 shares at $0.001 par value and preferred stock of 25,000,000 at $0.001 par value. The preferred shares may be issued in one or more series with terms at the discretion of the Board of Directors.

The Company has elected a fiscal year of November 30.

The Company was organized for the purpose of acquiring and developing mineral properties. At the report date mineral claims, with unknown reserves, have been acquired. The company has not established the existence of a commercially minable ore deposit and therefore has not reached the development stage and is considered to be in the exploration stage.

The Company has completed a private placement offerings of 9,000,000 common shares.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods
__________________

The Company recognizes income and expenses based on the accrual method of accounting.

Dividend Policy
_______________

The Company has not yet adopted a policy regarding payment of dividends.

Income Taxes
____________

On November 30, 2000 the Company had a net operating loss carry forward of $11,613. The resulting tax benefit of $3,484 from the loss carry forward has been fully offset by a valuation reserve because the use of the future tax benefit is doubtful since the Company has no operations. The net operating loss will expire in 2021.

Basic and Diluted Net Income (Loss) Per Share
_____________________________________________

Basic net income (loss) per share amounts are computed based on the weighted average number of shares actually outstanding. Diluted net income (loss) per share amounts are computed using the weighted average number of common shares and common equivalent shares outstanding as if shares had been issued on the exercise of the preferred share rights unless the exercise becomes antidilutive and then only the basic per share amounts are shown in the report.

                           GALAXY INVESTMENTS, INC.
                          (Exploration Stage Company)
                  NOTES TO FINANCIAL STATEMENTS (Continued)


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Capitalization and Amortization of Mineral Claim Costs
______________________________________________________

Cost of acquisition, exploration, carrying and retaining unproven properties are expensed as incurred. Costs incurred in proving and developing a property ready for production are capitalized and amortized over the life of the mineral deposit or over a shorter period if the property is shown to have an impairment in value. Expenditures for mining equipment are capitalized and depreciated over their useful life.

Environmental Requirements
__________________________

At the report date environmental requirements related to the mineral claims acquired (note 3) are unknown and therefore an estimate of the any future cost cannot be made.

Financial Instruments
_____________________

The carrying amounts of financial instruments, including cash and accounts payable, are considered by management to be their estimated fair values.

Estimates and Assumptions
_________________________

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

Comprehensive Income
____________________

The Company adopted Statement of Financial Accounting Standards No. 130. The adoption of this standard had no impact on the total stockholder's equity.

Recent Accounting Pronouncements
________________________________

The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact on its financial statements.

3.  OPTION TO PURCHASE  MINERAL CLAIMS

On July 15, 2000 the Company acquired an option to purchase mineral claims known as "Treadwell #1" Tenure #360,262 located in the Kamloops Mining Division on Cannell Creek, British Columbia. The claims have an expiration date of October 13, 2001.

The claims have not been proven to have a commercially minable ore reserve and therefore all costs for exploration and retaining the properties have been expensed.

                           GALAXY INVESTMENTS, INC.
                         (Exploration Stage Company)
                  NOTES TO FINANCIAL STATEMENTS (Continued)
______________________________________________________________________________

3.  OPTION TO PURCHASE  MINERAL CLAIMS - continued

The terms of the purchase to vest 100% interest in the claims includes total payments of $40,000, the issuance of 100,000 shares of the Company and by completing work commitments totaling $500,000 on the claims on the dates in the following outline. The property is subject to a royalty of one percent of the net smelter returns with a right to acquire the rights to the royalty after start of commercial production.

Purchase price;
    $ 2,500 cash and 2,000 common shares as initial payment 7,500 cash and 8,000 common shares by July 31, 2001
      10,000 cash and 40,000 common shares by July 31, 2002 20,000 cash and 50,000 common shares by July 31, 2003 work commitments;
    $ 25,000 in work by July 31, 2001
      50,000 in work by July 31, 2002
     100,000 in work by July 31, 2003
     150,000 in work by July 31, 2004
     175,000 in work by July 21, 2005

4.  RELATED PARTY TRANSACTIONS

Related parties have acquired 33% of the outstanding common stock.

The Company has accounts payable due related parties of $4,500.

5.  GOING CONCERN

Continuation of the Company as a going concern is dependent upon obtaining additional working capital to service its debt and for its planned activity and the management of the Company has developed a strategy, which it believes will accomplish this objective through additional equity funding, and long term financing, which will enable the Company to operate for the coming year.

            DESCRIPTION OF MATTERS TO BE ACTED UPON AT THE MEETING

As set forth in the Notice of Meeting:

Proposal 1:	To elect the Board of directors until the next Annual Meeting.

Gregory C. Burnett. Mr. Burnett has been the President, CEO and Director of the Company from inception to the present. Mr. Burnett is the President of Carob Management Ltd., a private management consulting company. Mr. Burnett is also President of Orko Gold Corporation, a junior gold exploration company listed on the Canadian Venture Exchange. In addition, Mr. Burnett serves on the board of and as a consultant to the following public companies: Pender Capital Corporation, Ocean Ventures Inc., Starfire Technologies International Inc., Commercial Consolidators Corp and Camflo Resources Ltd., all listed on the Canadian Venture Exchange and East Asia Gold Corporation which is listed on CDN. Mr. Burnett obtained a Master of Business Administration Degree in 1986, and a Bachelor of Applied Sciences Degree in Civil Engineering in 1984 from the University of British Columbia.

Terry M. Amisano. Mr. Amisano has been the Secretary/Treasurer and Director of the Company from inception to the present. Mr. Amisano has been a Chartered Accountant since 1985 and co-founded Amisano Hanson, Chartered Accountants in 1991. Mr. Amisano is presently a Director of Commercial Consolidators Corp, which is listed on the Canadian Venture Exchange. From 1987 to 1990, Mr. Amisano was a sole proprietor in a public accounting practice. From 1984 to 1986, Mr. Amisano was the Controller for M.E. Pritchard Associates Ltd., a privately owned company. Mr. Amisano served as an auditor from the Revenue Canada Taxation in 1983. Mr. Amisano also served as a director of Pender Capital Corp., an Alberta Stock Exchange listed company, from 1993 to 1995.

Kevin R. Hanson. Mr. Hanson has been a Director of the Company from inception to the present. Mr. Hanson has been a Chartered Accountant since 1983 and co-founded Amisano Hanson, Chartered Accountants in 1991. From 1987 to 1990, Mr. Hanson served as the Controller of several resource companies listed on various stock exchanges, including, Vancouver, Toronto, and NASDAQ. In addition, during this period Mr. Hanson served as Controller of Clark Consulting Services Inc., a management company which provided management services to the aforementioned resources companies. From 1980 to 1987, Mr. Hanson was employed with the accounting firm of Wolrige Mahon & Co., Vancouver, B.C., as an Audit Supervisor.

Proposal 2:	The approval of Andersen Andersen & Strong L.C. as the Company's independent auditor for the fiscal year 2001.

A vote in favor of this proposal will give the Board of Directors the authority to retain Andersen Andersen & Strong L.C. as the Company's independent auditor for the fiscal year ending November 30, 2001.

Proposal 3:  	The allowance of the Board of Directors and Officers of the
Company to seek and acquire additional properties, technologies and/or companies through the issuance of its Common Stock, cash purchase or a combination of both, through merger, reverse takeover or acquisition.

A vote in favor of this proposal will give authority to the Board of Directors to increase the its assets and make other markets available to the Company. In addition, through any merger or acquisition, the Company may have the potential to acquire new properties/technologies developed in the industry without incurring the costs of Research and Development.

Proposal 4:	The allowance of the Board of Directors and Officers of the
Company to seek additional capital by obligating the Company to debt positions or the issuance of equity in the Company and/or a combination of both.

A vote in favor of this proposal will give authority to the Board of Directors to raise additional capital for the Company through the issuance of stock from the Company's treasury. The additional capital may enable the Company to expand its market. In the event that the Board of Directors elects to do such, the result could be a dilution of the current shareholders equity. In addition, in order to increase the capital position of the Company, the Board of Directors will be able to borrow funds on the Company's behalf, thus, placing the Company in a debt position consequently, incurring extra costs through the payment of interest expenses. If the Company finds that it is unable to repay any debt authorized by the Board of Directors, the Company may experience a loss in value.

Proposal 5:	To ratify such other business as may properly come before the meeting or any adjournment thereof.

                               PROXY STATEMENT

This statement is furnished in connection with the solicitation of proxies by Galaxy Investments, Inc., a Colorado Corporation (the "Company"), for use at the Annual Meeting of shareholders of the Company to be held at Suite 604-750 West Pender Street, Vancouver, British Columbia, Canada, on Saturday, July 6, 2001 at 2:00 p.m. PST, and at any and all adjournments of such meeting.

If the enclosed proxy is properly executed and returned in time to be voted upon at the meeting, the shares represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted for management's proposals therein specified and any other proposal specified unless a contrary choice is specified.

Shareholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to the Company or by delivering a duly executed proxy bearing a later date.

The cost of the meeting, including the cost of preparing and mailing the Proxy Statement and Proxy/Ballot, will be borne by the Company. The Company may, in addition, use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers and others who hold shares of the Company in nominee names, to distribute proxy soliciting materials to beneficial owners and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

The Company's executive offices are located at Suite 604-750 West Pender Street, Vancouver, British Canada V6C 2T7.

                           GALAXY INVESTMENTS, INC.
                  The Board of Directors solicits this Proxy
                    for the Annual Meeting of Shareholders
                          to be held on July 6, 2001

The undersigned hereby constitutes and appoints Gregory C. Burnett with full power of substitution and revocation, the true and lawful attorney and proxy of the undersigned at the Annual Meeting of Shareholders (the "Meeting") of Galaxy Investments, Inc., (the "Company") to be held July 6, 2001, at Suite 604-750 West Pender Street, Vancouver, British Canada V6C 2T7, or any adjournments thereof, to vote the shares of Common Stock of the Company standing in the name of the undersigned on the books of the Company, or such shares of Common Stock of the Company as the undersigned may otherwise be entitled to vote on the record date for the Meeting with all powers the undersigned would possess if personally present at the Meeting, with respect to the matters set forth below and described in the Notice of the Annual Meeting of Shareholders dated June 11, 2001, and the accompanying Proxy Statement of the Company.

1.  Election of the Board of Directors until  [ ] For all nominees listed below
the next Annual Shareholders' Meeting         (except as marked to the contrary)


                                                                 Withhold
                               Vote for     Vote against     authority to vote
                             the nominee     the nominee      vote for nominee

1. Gregory C. Burnett            [ ]              [ ]               [ ]

2. Terry M. Amisano              [ ]              [ ]               [ ]

3. Kevin R. Hanson               [ ]              [ ]               [ ]

Support the Board of Directors of Galaxy Investments, Inc. by approving the re-election of Gregory C. Burnett, Terry M. Amisano and Kevin R. Hanson to the Board of Directors for the following year's term.

2.  Ratify the engagement of  [ ] For the proposal  [ ] Withhold  [ ]  Abstain
Andersen Andersen & Strong        listed                authority      vote for
L.C. as the Company's                                   to vote        the
independent auditor for the                             for the        proposal
fiscal year ending November                             proposal       listed
30, 2001                                                listed

Approve management's selection of Andersen Andersen & Strong L.C. as the Company's independent auditor for the fiscal year ending November 30, 2001.

3.  Allow the Board of        [ ] For the proposal  [ ] Withhold  [ ]  Abstain
Directors and Officers of the     listed                authority      vote for
Company to seek and acquire                             to vote        the
additional properties,                                  for the        proposal
technologies and/or companies                           proposal       listed
                                                        listed

Support the Board of Directors of the Company in the allowance of the Board to continue to seek and acquire additional properties, technologies and/or companies through the issuance of its common stock or cash payments or a combination of both.

4.  Allow the Board of        [ ] For the proposal  [ ] Withhold  [ ]  Abstain
Directors and Officers of the     listed                authority      vote for
Company to seek additional                              to vote        the
capital                                                 for the        proposal
                                                        proposal       listed
                                                        listed

Support the Board of Directors of the Company in the allowance of the Board to continue seek capital through the issuance of debt, equity securities or a combination of both in the Company.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS LISTED. IF NO DIRECTIONS ARE GIVEN BY THE PERSON(S) EXECUTING THIS PROXY, THE SHARES WILL BE VOTED IN FAVOR OF ALL LISTED PROPOSALS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

Please sign exactly as your name appears on the shareholder records of the Company. If shares are held in the names of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the respective capacities in which they sign. Attorneys must submit Powers of Attorney.


_______________________________                  _______________________________
Shareholder name (please print)                  Shareholder name (please print)


_______________________________                  _______________________________
Shareholder signature                            Shareholder signature


________________________                         _______________________________
Date                                             Number of shares voted

                                OTHER BUSINESS

The Board of Directors is not aware of any business to come before the meeting other than those matters described above in the proxy statement. If, however, any other matters should properly come before the meeting, it is intended that holders of proxies will act in accordance with their judgement on such matters.

                             SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals for action at the 2002 Annual Meeting of Shareholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Information/Proxy Statement. The Secretary must receive proposals no later than February 28, 2002, for inclusion in next year's proxy statement.


                                        BY THE ORDER OF THE BOARD OF DIRECTORS


                                        _______________________________
                                        Gregory  C. Burnett, President
June 19, 2001
Vancouver, British Columbia